RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS HIGH YIELD VIP SERIES

Supplement to Prospectus dated May 1, 2013

Investment Team

Effective March 1, 2014, the section of the Prospectus titled “Investment Team” is amended and restated in its entirety as follows:

Kevin Booth, CFA, co-portfolio manager, has managed the Series since 2009. Marc Gross, co-portfolio manager, has managed the Series since 2008.

Effective March 1, 2014, Howard G. Most will retire as co-portfolio manager of RS High Yield VIP Series, and all references to Mr. Most in the Prospectus are removed.

February 26, 2014